Exhibit 25

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Legal Department

The Bank of New York Mellon

One Wall Street, 15th Floor

New York, NY 10286

(212) 635-1270

(Name, address and telephone number of agent for service)

ARAMARK HOLDINGS CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	20-8236097
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ARAMARK Tower 1101 Market Street Philadelphia, Pennsylvania	19107
(Address of principal executive offices)	(Zip code)

ARAMARK CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	95-2051630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ARAMARK Tower 1101 Market Street Philadelphia, Pennsylvania	19107
(Address of principal executive offices)	(Zip code)

5.75% Senior Notes due 2020

(Title of the indenture securities)

Table of Guarantor Obligors

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
1st & Fresh, LLC	Delaware	26-3147608	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Addison Concessions, Inc.	Delaware	23-3068280	1101 Market Street, Philadelphia, PA 19107	215-238-3000

American Snack & Beverage, LLC	Florida	65-0099517	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK American Food Services, LLC	Ohio	34-4197320	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Asia Management, LLC	Delaware	20-1697406	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Aviation Services Limited Partnership	Delaware	36-3940986	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business & Industry, LLC	Delaware	26-3147457	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business Center, LLC	Delaware	46-3549461	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business Dining Services of Texas, LLC	Texas	23-2573583	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business Facilities, LLC	Delaware	26-3674871	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Campus, LLC	Delaware	23-3102688	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Capital Asset Services, LLC	Wisconsin	39-1551693	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Cleanroom Services (Puerto Rico), Inc.	Delaware	20-2644041	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Cleanroom Services, LLC	Delaware	23-2062167	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Confection, LLC	Delaware	36-2392940	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Construction and Energy Services, LLC	Delaware	27-3359653	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Construction Services, Inc.	Delaware	27-4284479	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Consumer Discount Company	Pennsylvania	23-2704523	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Correctional Services, LLC	Delaware	23-2778485	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK CTS, LLC	Delaware	36-4503103	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK Distribution Services, Inc.	Illinois	36-1164580	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Educational Group, LLC	Delaware	23-2573586	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Educational Services of Texas, LLC	Texas	23-1717332	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Educational Services of Vermont, Inc.	Vermont	23-2263511	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Educational Services, LLC	Delaware	23-1354443	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Engineering Associates, LLC	Delaware	36-4358960	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Entertainment, LLC	Delaware	11-2145117	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Executive Management Services USA, Inc.	Delaware	23-3029011	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facilities Management, LLC	Delaware	23-2636400	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facility Management Corporation of Iowa	Iowa	13-3444248	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facility Services, LLC	Delaware	20-8482211	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Business Services, LLC	Delaware	85-0485361	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Campus Services, LLC	Delaware	85-0485370	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Correctional Services, LLC	Delaware	85-0485374	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Healthcare Support Services, LLC	Delaware	85-0485377	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Kansas, Inc.	Kansas	04-3719118	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Refreshment Services, LLC	Delaware	85-0485381	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC School Support Services, LLC	Delaware	85-0485386	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Services, LLC	Delaware	16-1653189	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Sports and Entertainment Services, LLC	Delaware	85-0485389	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK FHC, LLC	Delaware	02-0652458	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food and Support Services Group, Inc.	Delaware	23-2573585	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service Corporation of Kansas	Kansas	13-3703705	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service of Texas, LLC	Texas	74-1310443	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service, LLC	Delaware	23-0404985	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FSM, LLC	Delaware	37-1462108	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services of Texas, Inc.	Texas	23-2575102	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware	23-2654936	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services, LLC	Delaware	23-1530221	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Technologies, LLC	Delaware	33-0694408	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK India Holdings LLC	Delaware	20-5396223	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Industrial Services, LLC	Delaware	38-2712298	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Japan, Inc.	Delaware	37-1437224	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Kitty Hawk, Inc.	Idaho	23-2167428	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Management, LLC	Delaware	26-1597527	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Marketing Services Group, Inc.	Delaware	23-1630859	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Management Services Limited Partnership	Delaware	36-3797749	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK North Carolina Technical Services, LLC	Delaware	26-0771431	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Organizational Services, Inc.	Delaware	23-3029013	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Processing, LLC	Delaware	26-2621089	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK Qatar, LLC	Delaware	26-0727676	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Rail Services, LLC	Delaware	26-3519724	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK RAV, LLC	Delaware	38-3655870	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK RBI, INC.	Delaware	23-2732825	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Refreshment Services of Tampa, LLC	Delaware	26-2829924	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Refreshment Services, LLC	Delaware	23-1673482	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Schools Facilities, LLC	Delaware	26-3674561	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Schools, LLC	Delaware	23-3102689	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SCM, Inc.	Delaware	04-3652050	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Senior Living Services, LLC	Delaware	20-0648583	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Senior Notes Company	Delaware	23-2693518	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of HI, Inc.	Hawaii	23-2983665	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of IL, Inc.	Illinois	23-2983669	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of MI, Inc.	Michigan	23-2983689	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of NJ, Inc.	New Jersey	23-2983702	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of OH, Inc.	Ohio	23-2983707	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of SC, Inc.	South Carolina	23-2983715	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of WI, Inc.	Wisconsin	23-2983725	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services of Kansas, Inc.	Kansas	23-2525399	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services of Puerto Rico, Inc.	Delaware	66-0231810	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK SM Management Services, Inc.	Delaware	36-3744854	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SMMS LLC	Delaware	23-3099982	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SMMS Real Estate LLC	Delaware	23-3099984	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Group, LLC	Delaware	23-2573588	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Services of Texas, LLC	Texas	23-2573584	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Services, LLC	Delaware	23-1664232	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports Facilities, LLC	Delaware	20-3808955	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports, LLC	Delaware	23-3102690	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Summer Games 1996, LLC	Delaware	23-2820402	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Technical Services North Carolina, Inc.	North Carolina	56-0893678	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Togwotee, LLC	Delaware	26-2259208	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK U.S. Offshore Services, LLC	Delaware	23-3020180	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Uniform & Career Apparel Group, Inc.	Delaware	23-2816365	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform & Career Apparel, LLC	Delaware	95-3082883	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Manufacturing Company	Delaware	23-2449947	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Baltimore) LLC	Delaware	20-4488478	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Carmelo) LLC	Delaware	None	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Matchpoint) LLC	Delaware	20-5396299	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Midwest) LLC	Delaware	20-4799404	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Rochester) LLC	Delaware	75-3102371	115 North First Street, Burbank, CA 91502	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK Uniform Services (Santa Ana) LLC	Delaware	20-0989729	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Syracuse) LLC	Delaware	61-1437731	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Texas) LLC	Delaware	20-4488401	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (West Adams) LLC	Delaware	20-2038791	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Venue Services, Inc.	Delaware	23-2986471	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK WTC, LLC	Delaware	45-5145553	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK/HMS, LLC	Delaware	51-0363060	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Brand Coffee Service, Inc.	Texas	74-1875393	1101 Market Street, Philadelphia, PA 19107	215-238-3000

COHR Holdings, Inc.	Delaware	20-4226554	1101 Market Street, Philadelphia, PA 19107	215-238-3000

COHR Inc.	Delaware	95-4752572	1101 Market Street, Philadelphia, PA 19107	215-238-3000

D.G. Maren II, Inc.	Delaware	23-2921096	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Delsac VIII, Inc.	Delaware	23-2449950	115 North First Street, Burbank, CA 91502	215-238-3000

Filterfresh Coffee Service, Inc.	Delaware	14-1676557	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Filterfresh Franchise Group, LLC	Delaware	04-3527632	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Fine Host Holdings, LLC	Delaware	42-1567694	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Genesis Technology Partners, LLC	Nebraska	47-0814621	1101 Market Street, Philadelphia, PA 19107	215-238-3000

GTP Acquisition Co.	Delaware	20-0414323	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Associates, LLC	Delaware	11-2516961	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Center of Glen Cove, Inc.	New York	11-2385640	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Center of Lake Bluff, Inc.	Illinois	36-2679415	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

Harrison Conference Services of Massachusetts, LLC	Massachusetts	04-2528586	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harrison Conference Services of North Carolina, LLC	North Carolina	11-3092159	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of Princeton, Inc.	New Jersey	11-2730949	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of Wellesley, LLC	Massachusetts	04-2969190	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, Inc. of New Jersey	New Jersey	13-5589767	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, Inc. of Penn	Pennsylvania	13-6097356	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, LLC	Delaware	20-8482129	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Kowalski-Dickow Associates, LLC	Wisconsin	39-1453115	1101 Market Street, Philadelphia, PA 19107	215-238-3000

L&N Uniform Supply, LLC	California	95-2309531	115 North First Street, Burbank, CA 91502	215-238-3000

Lake Tahoe Cruises, LLC	California	94-2599810	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Landy Textile Rental Services, LLC	Delaware	20-8482253	115 North First Street, Burbank, CA 91502	215-238-3000

Lifeworks Restaurant Group, LLC	Delaware	27-2146749	1101 Market Street, Philadelphia, PA 19107	215-238-3000

MPBP Holdings, Inc.	Delaware	20-8146134	1101 Market Street, Philadelphia, PA 19107	215-238-3000

MyAssistant, Inc.	Pennsylvania	23-3050214	1101 Market Street, Philadelphia, PA 19107	215-238-3000

New ARAMARK LLC	Delaware	46-1787432	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Old Time Coffee Co.	California	77-0546919	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Overall Laundry Services, Inc.	Washington	91-1138829	115 N. First Street Burbank, CA 91502	215-238-3000

Paradise Hornblower, LLC	California	94-3136374	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Potomac Coffee, LLC	Delaware	11-3720904	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ReMedPar, Inc.	Delaware	52-2349972	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Restaura, Inc.	Michigan	38-1206635	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

Shoreline Operating Company, Inc.	California	77-0484063	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Tahoe Rocket LP	California	94-3390484	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Travel Systems, LLC	Nevada	88-0119879	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Van Houtte USA Holdings Inc.	Delaware	33-1157779	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Item 1.	General Information.

Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the State of New York Federal Reserve Bank of New York Federal Deposit Insurance Corporation New York Clearing House Association	One State Street, New York, N.Y. 10004-1417 and Albany, N.Y. 12203 33 Liberty Plaza, New York, N.Y. 10045 550 17th Street, N.W., Washington, D.C. 20429 New York, N.Y. 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	—	A copy of the Organization Certificate of The Bank of New York Mellon (formerly The Bank of New York (formerly Irving Trust Company)) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed as Exhibit 25.1 to Current Report on Form 8-K of Nevada Power Company, Date of Report (Date of Earliest Event Reported) July 25, 2008 (File No. 000-52378).)

4.	—	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 with Registration Statement No. 333-155238.)

6.	—	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152856.)

7.	—	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of December, 2013.

THE BANK OF NEW YORK MELLON

By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

EXHIBIT 7

(Page i of iii)

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

One Wall Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2013, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$5,498,000
Interest-bearing balances	128,722,000
Securities:
Held-to-maturity securities	19,612,000
Available-for-sale securities	73,165,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	136,000
Securities purchased under agreements to resell	2,636,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	30,561,000
LESS: Allowance for loan and lease losses	194,000
Loans and leases, net of unearned income and allowance	30,367,000
Trading Assets	6,502,000
Premises and fixed assets (including capitalized leases)	1,118,000
Other real estate owned	2,000
Investments in unconsolidated subsidiaries and associated companies	1,112,000
Not applicable
Intangible assets:
Goodwill	6,465,000
Other intangible assets	1,324,000
Other assets	14,816,000

Total assets	$291,475,000

EXHIBIT 7

(Page ii of iii)

LIABILITIES
Deposits:
In domestic offices	$126,639,000
Noninterest-bearing	77,291,000
Interest-bearing	49,348,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	121,967,000
Noninterest-bearing	9,942,000
Interest-bearing	112,025,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	2,127,000
Securities sold under agreements to repurchase	1,309,000
Trading liabilities	7,012,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	5,388,000
Not applicable
Not applicable
Subordinated notes and debentures	1,065,000
Other liabilities	6,607,000

Total liabilities	$272,114,000

Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	9,884,000
Retained earnings	9,125,000
Accumulated other comprehensive income	-1,093,000
Other equity capital components	0
Total bank equity capital	19,011,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000

Total equity capital	19,361,000

Total liabilities, minority interest, and equity capital	$291,475,000

ii

EXHIBIT 7

(Page iii of iii)

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Catherine A. Rein John P. Surma	Directors

iii